UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    Filed Pursuant to Section 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 3, 1997




                              CAPSTAR HOTEL COMPANY
             (Exact name of registrant as specified in its charter)



        DELAWARE                     1-12017               52-1979383
(State or other jurisdiction    (Commission File   (IRS Employer Identification
       of incorporation)              Number)               Number)



                           1010 Wisconsin Avenue, N.W.
                                   Suite 650
                             Washington, D.C. 20007
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (202) 965-4455

Item 2.   OTHER EVENTS

          On April 3, 1997, Capstar Hotel Company completed the purchase of a portfolio of six hotels from certain affiliates of Highgate Hotels, Inc. A copy of the press release regarding such acquisition is attached as Exhibit 99 to this current report.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA

          FINANCIAL INFORMATION AND EXHIBITS

     (c) The following are exhibits to this Report and are filed herewith:


          Exhibit 99       Press Release, dated April 2, 1997.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    CAPSTAR HOTEL COMPANY
                    (Registrant)



                    By:   /S/ WILLIAM M. KARNES
                       -------------------------------
                       William M. Karnes
                       Senior Executive Vice President


Dated:  April 3, 1997

                                  EXHIBIT INDEX

                             CAPSTAR HOTEL COMPANY

                           Current Report on Form 8-K
                             Dated April 3, 1997


EXHIBIT NO.                         DESCRIPTION

99                       Press Release, dated April 2, 1997.